UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2021

DIGITAL LOCATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54817	20-5451302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3700 State Street, Suite 350 Santa Barbara, CA	93105
(Address of Principal Executive Offices)	(Zip Code)

(805) 456-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On January 7, 2021, Digital Locations, Inc. (the “Company”), SmallCellSite.com LLC, a Virginia limited liability company (“SCS” or “Seller”), and SmallCellSite, Inc., a newly formed Nevada corporation and wholly owned subsidiary of the Company (the “Subsidiary”) entered into an asset purchase agreement (“APA”) to acquire substantially all of the assets of the Seller’s wireless communications marketing and database services business in consideration for a total purchase price of $10,000 in cash and a 5-year convertible promissory note in the amount of $1,000,000 made in favor of the Seller or its assignees (the “Note”).

The Seller is a source of more than 80,000 cell sites offered by property owners for use by wireless network operators. Current customers include Verizon and T-Mobile Sprint.

Pursuant to the APA, the Seller instructed the Company to assign the Note to the Seller’s members as follows: $500,000 principal amount of the Note to Shervin Gerami, a holder of 50% of the membership interest of SCS, and $500,000 principal amount of the Note to Baryalai Azmi, a holder of 50% of the membership interest of SCS (the “Assigned Notes”).

At any time after December 31, 2021, each month, each holder of the Assigned Notes may convert the principal amount of the Assigned Note into a number of shares of the Company’s common stock not exceeding five percent (5%) of the total trade volume of the Company’s common stock publicly reported for the previous calendar month at a conversion price of $0.013 per share. The Note also imposes an overall limitation on the amount of conversions to common stock that the Noteholder may effect such that it prohibits the Noteholder from beneficially owning more than 4.99% of the total issued and outstanding common stock of the Company at any time that the Note is outstanding.

The asset purchase and sale of assets closed on January 7, 2021 (the “Closing Date”).

The foregoing description of the APA and Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the APA, which is attached as Exhibit 10.1 to the Current Report on 8-K filed by the Company with the Securities and Exchange Commission on January 13, 2021 (the “Original 8-K”) and is incorporated herein by reference, and the full text of the Notes, which are attached as Exhibits 10.2 and 10.3 to the Original 8-K and are incorporated herein by reference.

SECTION 2. FINANCIAL INFORMATION

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 7. REGULATION FD

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company on March 2, 2021 announcing the completion of the APA is attached hereto as Exhibit 99.1.

The foregoing information in this Item 7.01 (including Exhibit 99.1 hereto) is being furnished under “Item 7.01 Regulation FD Disclosure.” Such information (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01 Financial Statements & Exhibits.

(a)	Financial Statements of Business Acquired

Audited financial statements of SmallCellSite.com LLC as of and for the years ended December 31, 2020 and 2019 are filed as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Combined Financial Information of Digital Locations, Inc. and SmallCellSite.com, LLC as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is filed as Exhibit 99.3 hereto.

(d)	Exhibits

10.1	Asset Purchase Agreement, dated January 7, 2021 (Incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on January 13, 2021).

10.2	Convertible Promissory Note with Baryalai Azmi, dated January 7, 2021 (Incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed on January 13, 2021).

10.3	Convertible Promissory Note with Shervin Gerami, dated January 7, 2021 (Incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed on January 13, 2021).

99.1	Press Release, dated March 2, 2021.

99.2	Audited financial statements of SmallCellSite.com LLC as of and for the years ended December 31, 2020 and 2019.

99.3	Unaudited Pro Forma Combined Financial Information of Digital Locations, Inc. and SmallCellSite.com, LLC as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL LOCATIONS, INC.

Date: March 17, 2021	By:	/s/ William E. Beifuss, Jr.
	Name:	William E. Beifuss, Jr.
	Title:	President and Chief Executive Officer

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